Exhibit 10.44

Agreement Regarding Termination of Nomination and Standstill Agreement

This Agreement Regarding Termination of Nomination and Standstill Agreement, dated as of February 17, 2016 (the “Agreement”), is entered into by and among Town Sports International Holdings, Inc., a Delaware corporation (the “Corporation”), PW Partners Atlas Fund III LP (“Atlas Fund III”), PW Partners Master Fund LP (“PW Master Fund”), PW Partners Atlas Funds, LLC (“Atlas Fund GP”), PW Partners, LLC (“PW Master Fund GP”), PW Partners Capital Management LLC (“PW Capital Management”), Patrick Walsh (“Mr. Walsh” and collectively, with Atlas Fund III, Atlas Fund GP, PW Master Fund, PW Master Fund GP and PW Capital Management, the “PW Group Shareholders”), HG Vora Special Opportunities Master Fund, Ltd. (“HG Vora Master Fund”), HG Vora Capital Management, LLC (“HG Vora Capital Management”), Parag Vora (“Mr. Vora” and collectively, with HG Vora Master Fund and HG Vora Capital Management, the “HG Vora Group Shareholders” (each of the Corporation, the PW Group Shareholders and the HG Vora Group Shareholders, a “Party” to this Agreement, and collectively, the “Parties”).

RECITALS

WHEREAS, the Corporation, the PW Group Shareholders and the HG Vora Group Shareholders are party to a Nomination and Standstill Agreement, dated as of March 24, 2015 (the “Nomination and Standstill Agreement”); and

WHEREAS, the Corporation, the PW Group Shareholders and the HG Vora Group Shareholders wish to set forth their agreement that the Nomination and Standstill Agreement has terminated as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing it is hereby agreed as follows:

1. Termination. The Parties agree that (a) the Nomination and Standstill Agreement has terminated and (b) neither the Corporation, the PW Group Shareholders or the HG Vora Group Shareholders (individually or collectively) has any rights, claims (including under Section 2 thereof) or obligations under or pursuant to the Nomination and Standstill Agreement; and (c) the Nomination and Standstill Agreement has no further force and effect, in each case, except that the provisions of Section 9(a) (but excluding the last sentence thereof) through Section 18 of the Nomination and Standstill Agreement shall survive such termination.

2. Miscellaneous.

(a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

(b) Counterparts. This Agreement may be executed in two or more counterparts either manually or by electronic or digital signature (including by facsimile or electronic mail transmission), each of which shall be deemed to be an original and all of which together shall constitute a single binding agreement on the Parties, notwithstanding that not all Parties are signatories to the same counterpart.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

/s/    Kieran Sikso
Name: Kieran Sikso
Title: Vice President of Finance

[Signature Page to Agreement]

PW GROUP SHAREHOLDERS

PW PARTNERS ATLAS FUND III LP

By: PW Partners Atlas Funds, LLC
General Partner

By: /s/ Patrick Walsh
Name: Patrick Walsh
Title: Managing Member and Chief Executive Officer

PW PARTNERS MASTER FUND LP

By: PW Partners, LLC
General Partner

By: /s/ Patrick Walsh
Name: Patrick Walsh
Title: Managing Member and Chief Executive Officer

PW PARTNERS ATLAS FUNDS, LLC

By: /s/ Patrick Walsh
Name: Patrick Walsh
Title: Managing Member and Chief Executive Officer

PW PARTNERS, LLC

By: /s/ Patrick Walsh
Name: Patrick Walsh
Title: Managing Member and Chief Executive Officer

PW PARTNERS CAPITAL MANAGEMENT LLC

By: /s/ Patrick Walsh
Name: Patrick Walsh
Title: Managing Member and Chief Executive Officer

PATRICK WALSH

/s/ Patrick Walsh
Name: Patrick Walsh

[Signature Page to Agreement]

HG VORA GROUP SHAREHOLDERS

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD

By: /s/ Parag Vora
Name: Parag Vora
Title: Director

HG VORA CAPITAL MANAGEMENT, LLC

By: /s/ Parag Vora
Name: Parag Vora
Title: Director

PARAG VORA

/s/ Parag Vora
Name: Parag Vora

[Signature Page to Agreement]